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                                                                      Exhibit 24

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Dennis J. Ferra, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-4 containing a joint proxy statement/prospectus, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to the issuance and sale of shares of common stock, $1.00 par value, of ALLTEL to be issued or delivered in accordance with the Agreement and Plan of Merger, dated as of March 16, 1998, among ALLTEL, a newly-formed subsidiary of ALLTEL, and 3600 Communications Company, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 1998.


                                        Signed: /s/ Joe T. Ford
                                                --------------------------------

                                        Name:   JOE T. FORD
                                                --------------------------------


                                        Signed: /s/ Scott T. Ford
                                                --------------------------------

                                        Name:   SCOTT T. FORD
                                                --------------------------------


                                        Signed: /s/ Dennis J. Ferra
                                                --------------------------------

                                        Name:   DENNIS J. FERRA
                                                --------------------------------


                                        Signed: /s/ John M. Mueller
                                                --------------------------------

                                        Name:   JOHN M. MUELLER
                                                --------------------------------


                                        Signed: /s/ Michael D. Andreas
                                                --------------------------------

                                        Name:   MICHAEL D. ANDREAS
                                                --------------------------------


                                        Signed: /s/ John R. Belk
                                                --------------------------------

                                        Name:   JOHN R. BELK
                                                --------------------------------


                                        Signed: /s/ Lawrence L. Gellerstedt III
                                                --------------------------------

                                        Name:   LAWRENCE L. GELLERSTEDT III
                                                --------------------------------


                                        Signed: /s/ W.W. Johnson
                                                --------------------------------

                                        Name:   W.W. JOHNSON
                                                --------------------------------


                                        Signed: /s/ Emon A. Mahony, Jr.
                                                --------------------------------

                                        Name:   EMON A. MAHONY, JR.
                                                --------------------------------


                                        Signed: /s/ John P. McConnell
                                                --------------------------------

                                        Name:   JOHN P. MCCONNELL
                                                --------------------------------


                                        Signed: /s/ Josie C. Natori
                                                --------------------------------

                                        Name:   JOSIE C. NATORI
                                                --------------------------------


                                        Signed: /s/ Ronald Townsend
                                                --------------------------------

                                        Name:   RONALD TOWNSEND
                                                --------------------------------


                                        Signed: /s/ William H. Zimmer
                                                --------------------------------

                                        Name:   WILLIAM H. ZIMMER
                                                --------------------------------